Exhibit 10.27



                                LIMITED WAIVER TO
                           RECEIVABLES SALE AGREEMENT

                  This Limited Waiver to Receivables Sale Agreement (this "Limited Waiver") is entered into as of December 31, 2000, by and between Interface, Inc., a Georgia corporation ("Originator") and Interface Securitization Corporation, a Delaware corporation ("Buyer"). Unless defined elsewhere herein, capitalized terms used in this Limited Waiver shall have the meanings assigned to such terms in the Sale Agreement (as defined below) (or, if not defined therein, the meaning assigned to such term in the Purchase Agreement).

                             PRELIMINARY STATEMENTS
                             ----------------------

                  Each of the parties hereto entered into a certain  Receivables
Sale  Agreement,   dated  as  of  December  19,  2000  (as  amended,   restated,
supplemented or otherwise modified from time to time, the "Sale Agreement").

                  Originator desires to enter into a certain First Amendment and Limited Waiver to the Receivables Transfer Agreement of even date herewith (the "Transfer Agreement Amendment"), pursuant to which Interface Americas, Inc., a Georgia corporation, will become an Original Seller party to the Transfer Agreement and Prince Street Technologies, Ltd. and Bentley Mills, Inc. ("Bentley") will be permitted to merge, with Bentley being the surviving corporation.

                  Under the terms of the Sale Agreement, the Seller's consent is required in order for Originator to enter into the Transfer Agreement, which consent the Originator has requested.

                  The Seller is willing to give such consent in accordance with the terms and upon the conditions set forth herein.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Consent. Subject to the terms and conditions set forth herein and upon the effectiveness of this Limited Waiver, Buyer hereby consents to the Originator's execution and delivery of the Transfer Agreement Amendment and the performance of its obligations thereunder.

                  2. Limited Waiver. Subject to the terms and conditions set forth herein and upon the effectiveness of this Limited Waiver, Buyer hereby waives any Termination Event or Potential Termina tion Event that may arise under Section 5.1(h) of the Sale Agree ment as a result of Originator's waiver as set forth in Section 3 of the Transfer Agreement Amendment.

                  3. [This Section Intentionally Reserved.]

                  4. Representations and Warranties. The Originator represents and warrants, as of the date hereof, that after giving effect to this Limited
Waiver:

                  (a) all of the representations and warranties of the Originator contained in the Sale Agreement and in each other document or certificate delivered in connection therewith (other than those that expressly speak only as of a different date), are true and correct; and

                  (b) no Termination Event or Potential Termination Event of Termination has occurred and is continuing.

                  5.  Conditions  to  Effectiveness   of  Limited  Waiver.   The
effective ness of this Limited Waiver is subject to the satisfaction of the following conditions precedent:

                  (a) Limited Waiver. This Limited Waiver shall have been duly executed and delivered by each of the parties hereto.



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



                  (b) Officer's Certificate. The Buyer shall have received a certificate of the Originator, in the form of Exhibit A hereto, certifying as to matters set forth in Sections 4(a) and (b) of this Limited Waiver.

                  (c) Waivers and Amendments. The Buyer shall have received duly executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Limited Waiver.

                  (d) UCC-3 Financing Statements. The Buyer shall have received duly executed proper financing statements for all jurisdictions as may be necessary or, in the opinion of Buyer (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in connection with this Limited Waiver.

                  (e) Agent's Consent. The Agent shall have waived the Amorti-zation Event that would otherwise have occurred pursuant to the terms of Section 9.1(j) of the Receivables Purchase Agreement as a result of the Buyer's waiver as set forth in Section 2 of this Limited Waiver.

                  (f) The Buyer shall have received each of the documents set forth in Section 5(g) of the Transfer Agreement Amendment.

                  6. Effect of Limited Waiver. (a) The and waiver set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Sale Agreement or any other Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that the Buyer, the Agent, the Financial Institutions and the Company may now have or may have in the future under or in connection with the Sale Agreement or any other Transaction Document or any other instrument or agreement referred to therein. This Limited Waiver shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

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



                  (b) The Originator hereby agrees to pay all costs, fees and expenses in connection with the preparation, execution and delivery of this Limited Waiver (including the reasonable fees and expenses of counsel to the parties hereto).

                  (c) This Limited Waiver may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (d) Any provision contained in this Limited Waiver that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Limited Waiver in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (e) THIS LIMITED WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]




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

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                      INTERFACE, INC.

                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:  Executive Vice President, CFO,
                                                 Treasurer and Assistant
                                                 Secretary

                                      Address:  2859 Paces Ferry Road,
                                                Suite 2000
                                                Atlanta, GA 30339


                                      INTERFACE SECURITIZATION CORPORATION

                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   President, Treasurer and
                                                  Assistant Secretary

                                      Address:  c/o Interface, Inc.
                                                2859 Paces Ferry Road,
                                                Suite 2000
                                                Atlanta, GA   30339







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